Last week’s sharp decline in global equity markets has many investors questioning the outlook for equities.  Are we simply entering a typical bull market correction (not so worrying), or are we beginning a new bear market (ugh!)?  Clearly, there are a number of very serious issues facing the global economy: anemic job growth, weak consumer confidence, and government debt crises.  Investors can take no comfort in the dysfunctional operations of politicians and policymakers, whose actions (or inactions) have been on display for all the world to see.  Indeed, Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ was partially related to the credit rating agency’s disappointment in our politicians’ unwillingness to address the long-term fiscal challenges of our country.

At Conestoga, it is our belief that the global economy is proceeding along the trend lines that many predicted in 2009.  Recall the widespread discussion of the “New Normal”, very popular several years ago.  The key elements of the New Normal are slow job growth and a weak recovery.  Consumers, businesses and governments will struggle to de-leverage their balance sheets, which will cause the current recovery to be slower than prior recoveries.  Perhaps the very strong equity returns since the market’s low in March 2009 have caused investors to forget the New Normal, but we believe the concept remains intact.  There is a clear trend for investors moving away from leverage, and searching for growth.

Growth of corporate profits has been very solid, and corporations continue to strengthen their balance sheets.  This is especially true among the companies in the Conestoga portfolio.  The Conestoga portfolio companies have experienced growth in operating income in excess of 20% in each of the prior two quarter’s reporting periods.  Balance sheets remain strong, with the portfolio’s ratio of long-term debt-to-capitalization at only 3%.  Over 75% of the portfolio is invested in companies with no long-term debt whatsoever.  Valuations of the portfolio are reasonable, with the Price-to-Earnings ratio currently at 20.6 times projected earnings for the next twelve months.

We believe it is these high-quality characteristics that benefit the Conestoga portfolio over time, but especially in difficult markets such as we are experiencing this Summer.  Viewing performance this year, we are encouraged that the Conestoga portfolio is performing as expected relative to its benchmarks, the Russell 2000 Growth and Russell 2000.  On any given day, the easiest way to measure Conestoga’s performance is to review the returns of our Conestoga Small Cap Fund (ticker: CCASX).  Year-to-date through Friday, August 5, 2011, the Fund is down -0.99%, versus the Russell 2000 Growth down -7.02% and the Russell 2000 down -8.20%.  (Please see important disclosures at the bottom of this e-mail.)

We always discourage short-term reviews of performance, because our strategy is built upon the identification of quality companies for long-term appreciation.  Longer-term performance reviews also provide a reminder that, despite the recent downdraft, investor returns remain positive.  Through August 5, 2011, the trailing one-year return on the Conestoga Small Cap Fund is +18.63%, versus the Russell 2000 Growth return of +14.53% and the Russell 2000 return of +10.41%.  The Fund's trailing three- and five-year annualized returns are +5.95% and 5.62%,respectively.  This compares to the Russell 2000 Growth and Russell 2000 three-year annualized returns of +2.18% and +1.12%, respectively, and the benchmarks' trailing five-year annualized returns of +3.69% and +1.74%, respectively. We have attached a recent Morningstar Fund Report on the Conestoga Small Cap Fund which reviews performance through June 30, 2011.

A silver lining of the market sell-off is that it can create excellent buying opportunities.  When the market sold off sharply in 2008, Conestoga identified a number of companies that have produced significant contributions to portfolio return since their initial purchase.  Examples include Core Laboratories NV (CLB) and MICROS Systems Inc. (MCRS), both of which have been excellent contributors to return over the past two and one-half years.  In the current market volatility, we are actively searching for similar opportunities in which to invest our clients’ assets.  We expect every company in the portfolio to be tenacious competitors, and an uncertain economic environment may create even better long-term prospects.  While we cannot predict the near-term results, we remain very optimistic in the long-term prospects of our portfolio.

We welcome the opportunity to discuss the portfolio with you. As always, please don’t hesitate to contact us with any questions.

With every good wish, sincerely,

The Managing Partners of Conestoga Capital Advisors LLC

William C. Martindale, Jr.

Robert M. Mitchell

Duane R. D’Orazio

Mark S. Clewett, CFA

David M. Lawson, CFA

Joseph F. Monahan, CFA

Disclosures: The Conestoga Small Cap Fund can be purchased fund direct, or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund characteristics are generated by FactSet Research Systems. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.